Filed pursuant to Rule 497(e)

Under the Securities Act of 1933, as amended

File Registration Nos.: 33-65632 and 333-105659

SCHRODER SERIES TRUST

Schroder Emerging Markets Multi-Cap Equity Fund

Schroder Emerging Markets Small Cap Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

Supplement dated June 27, 2016 to

the Summary Prospectuses and Prospectus each dated

March 1, 2016, each as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and the Prospectus for the Schroder Funds listed above, and should be read in conjunction with the Summary Prospectuses and Prospectus.

As part of its overall strategic plan, Schroder Investment Management North America Inc. has recommended and the Board of Trustees (the “Board”) of Schroder Series Trust and Schroder Global Series Trust has approved proposals to transition the above-listed Schroder Funds (the “Funds”) to the SEI Advisors’ Inner Circle mutual fund platform (the “Transition”) subject to shareholder approval and other conditions.  If the Transition is effected, the members of the Board of The Advisors’ Inner Circle Fund III will succeed the current Trustees of the Funds and overall responsibility to oversee the administration of the Funds will transition to SEI Investments Global Funds Services and its affiliates (“SEI”). For certain of the Funds, this would require an amendment to the Fund’s investment advisory arrangements, subject to shareholder approval.  SEI personnel are also expected to serve as the Funds’ officers following the Transition.

The Transition is not expected to result in any changes to the Funds’ investment objectives, principal investment strategies, investment adviser, or portfolio management teams.  The Transition is also subject to the successful reorganizations of the other Schroder Funds in the Schroder Fund complex into new corresponding series of the Hartford Mutual Fund II family, as described in the supplement dated June 1, 2016 to the Schroder Funds’ Prospectuses.

If shareholders approve the Transition and the other conditions to the Transition are satisfied, the Transition is expected to be effected in the fourth quarter of 2016.

As part of the Transition, we expect to discontinue the Advisor Shares by converting existing Advisor Shares of each of Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Total Return Fixed Income Fund and Schroder North American Equity Fund to Investor Shares of the same Fund.  In anticipation of this, effective July 1, 2016, Advisor Shares will be closed to new investors.

The foregoing is not a solicitation of any proxy. When it is available, please read the proxy statement carefully before making any decision when considering the Transition. The proxy statement will be available for free on the SEC’s website (www.sec.gov).

Please retain this supplement for future reference.

PRO-SUP-06-2016-2